REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the 11th day of February, 2002, by and among Republic Resources, Inc., a Nevada corporation ("Republic"), and the holders of Republic common stock identified on Exhibit A attached hereto ("Holders").

RECITALS:
A.	Reference is hereby made to that certain Exchange Agreement and Irrevocable Proxy dated as of the date hereof (the "Exchange Agreement" of which this Registration Right Agreement is Exhibit C) by and among Republic and Holders pursuant to which Holders will upon Closing, receive a certain number of Shares of Republic Common Stock, which Shares are the subject of this Agreement.

B.	Pursuant to the terms of the Agreement, Republic has agreed to provide Holders and the holders of the Registrable Securities (as defined herein) with the registration rights set forth herein.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the foregoing Recitals and the mutual agreements contained herein, the sufficiency of which is hereby acknowledged and confirmed, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Definitions and References.
(1)	When used in this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the Sections referred to below:

"Agreement" shall mean this Registration Rights Agreement, as hereafter amended or modified in accordance with the terms hereof.

"Commission" shall mean the Securities and Exchange Commission (or any successor body thereto).

"Common Stock" shall mean the common stock, par value $0.01 per share, of Republic.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated under such Act.

"Holder" shall mean any Person that holds Registrable Securities.

"Holder Indemnified Parties" shall have the meaning assigned to it in Section 5(a).

"Person" shall mean any individual, corporation, partnership, joint venture, limited partnership, limited liability company, trust, unincorporated organization, government or

"Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

"Registrable Securities" shall mean the Republic common stock issued to Holders under the Exchange Agreement.

"Registration Expenses" shall mean all fees and expenses incident to Republic's performance of or compliance with the registration rights granted hereunder, including (without limitation) all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing and engraving expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for Republic, and fees and disbursements of all independent certified public accountants and underwriters (excluding discounts and commissions); provided, however, that Registration Expenses shall not include any Selling Expenses.

"Registration Statement" shall mean any registration statement of Republic that covers any of the Registrable Securities pursuant to this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

"Republic" shall have the meaning assigned to it in the preamble to this Agreement.

"Republic Indemnified Parties" shall have the meaning assigned to it in Section 5(b).

"Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated under such Act.

"Selling Expenses" shall mean underwriting discounts or commissions, any selling commissions and stock transfer taxes attributable to sales of Registrable Securities and the fees and expenses of counsel for any Holder.

(2)	All references in this Agreement to sections, subsections and other subdivisions refer to corresponding sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained herein. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

Section 2. Registration Shares.

Upon the written demand of Holders of at least 40% of the shares of common stock of Republic issued under the Exchange Agreement, Republic shall file, at Republic's expense, a registration statement on Form S-3 or other applicable form if that Form is not available to Republic, to register for resale by Holders under the Securities Act of 1933, as amended, all the shares of Republic common stock to be issued to Holders under the Exchange Agreement. Such registration statement shall be filed within 30 days of receipt of the written demand, but not earlier than June 30, 2002. Republic shall use its reasonable best efforts to have such registration declared effective by the Securities and Exchange Commission as soon as reasonably practicable after the filing thereof and to keep each such Registration Statement effective for no less than 365 days.

Section 3. Registration Procedures.
(a)	In connection with Republic's registration obligations hereunder, Republic will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended methods of disposition thereof as quickly as practicable, and pursuant thereto Republic will as expeditiously as possible:

(1)	prepare and file with the Commission not later than the time specified in this Agreement, a Registration Statement on the appropriate form with respect to the Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable after the filing thereof (provided, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, Republic will furnish copies of all such documents proposed to be filed to all Holders of Registrable Securities covered by such Registration Statement);

(2)	prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than the period set forth in this Agreement or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the applicable Prospectus delivery period) and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement:

(3)	furnish to each Holder of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including, without limitation, each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

(4)	use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that Republic will not be required to qualify generally to do business or subject itself to any general service of process in any jurisdiction where it is otherwise not then so subject);

(5)	notify each Holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which requires the making of any change in the Prospectus included in such Registration Statement so that such document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such Holder, Republic will prepare a supplement or amendment to such Prospectus so that such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(6)	use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or exchanges, automated quotation system or over-the-counter market upon which securities of Republic of the same class are then listed;

(7)	enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance and scope) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(8)	otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders an earnings statement no later than ninety (90) days after the end of the 12-month period beginning with the first day of Republic's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(9)	in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, promptly notify each Holder of Registrable Securities of the issuance or threatened issuance of such order and use its reasonable best efforts promptly to prevent the entry of such order or obtain the withdrawal of such order if issued;

(10)	use its reasonable best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities;

(11)	make available at all reasonable times and in a reasonable manner for inspection by any Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, corporate documents and properties of Republic (collectively, the "Records"), and cause the officers, directors and employees of Republic to supply all information reasonably requested by any such Inspector in connection with such Registration Statement prior to its effectiveness, in each case to the extent that such Records and information are pertinent to the information disclosed in the Registration Statement; provided, that each such Inspector shall execute and deliver to Republic a confidentiality agreement mutually agreeable to the parties. Records which Republic determines, in good faith, to be confidential and which Republic notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to Republic and allow Republic, at Republic's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; and

(12)	use its reasonable best efforts to obtain, if required by said underwriters in connection with an underwritten offering, a comfort letter from Republic's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters with respect to offerings of the type being made pursuant to the Registration Statement as the Holders of the Registrable Securities reasonably request.

(b)	In connection with each Registration Statement, Republic agrees and each Holder of Registrable Securities (including Registrable Securities in any Registration Statement filed pursuant to this Agreement) will be deemed to have agreed, as follows:

(1)	upon receipt of any notice from Republic of the happening of any event of the kind described in Section 3(a)(5) or the issuance of any order of the kind described in Section 3(a)(9), the Holders of Registrable Securities covered by such Registration Statement will forthwith discontinue disposition of such Registrable Securities until the Holders of Registrable Securities receive copies of the supplemented or amended Prospectus contemplated by Section 3(a)(5), or until they are advised in writing by Republic that the use of the applicable Prospectus may be resumed, and they have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus (it being the agreement of the parties hereto, however, that the obligation of Republic with respect to maintaining the subject Registration Statement current and effective with respect to such Registrable Securities, shall be extended by a number of trading days equal to the period the Holders of Registrable Securities are required by this Section 3(b)(1) to discontinue disposition of such Registrable Securities); and

(2)	furnish to Republic such information regarding each Holder, the Registrable Securities held by such Holder and the intended method of disposition thereof as Republic shall reasonably request and as shall be reasonably required in connection with the preparation of the applicable Registration Statement and other actions taken by Republic under this Agreement, and it shall be a condition precedent to the obligation of Republic to take any action pursuant to this Agreement in respect of the Registrable Securities that such information has been furnished to Republic by the Holders of Registrable Securities.

Section 4. Expenses. Republic shall pay all Registration Expenses whether or not any Registration Statement is filed or becomes effective and whether or not any securities are sold pursuant to any Registration Statement and, in any event, shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal and accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of Republic are then listed. All Selling Expenses incurred in connection with a registration effected pursuant to the terms hereof shall be borne by the seller or sellers of Registrable Securities pro rata based upon the number of Registrable Securities included in such registration.

Section 5. Indemnification.
(a)	Republic shall indemnify and hold harmless, with respect to any and all Registration Statements, each Holder of Registrable Securities covered by such Registration Statement, and each other Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act (collectively, "Holder Indemnified Parties"), against all losses, claims, damages, liabilities and expenses, joint or several, to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such Registrable Securities were included or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Republic shall have filed with the Commission any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by Republic of any federal, state or common law rule or regulation applicable to Republic and relating to action of or inaction by Republic in connection with any such registration; and in each such case, Republic shall reimburse each such Holder Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that Republic shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information furnished to Republic by or on behalf of any such Holder Indemnified Party for use in the preparation thereof. Such indemnity and reimbursement of expenses and other obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.
(b)	Each Holder of Registrable Securities participating in any registration hereunder shall severally (and not jointly or jointly and severally) indemnify and hold harmless Republic, its directors, officers, employees and agents, and each Person who controls Republic (within the meaning of Section 15 of the Securities Act) (collectively, "Republic Indemnified Parties") against all losses, claims, damages, liabilities and expenses to which any Republic Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such Holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary Prospectus, together with the documents incorporated by reference therein ( as amended or supplemented if Republic shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, in the cases described in clauses (i) and (ii), that such untrue statement or omission was furnished in writing by such Holder for use in the preparation thereof, or (iii) any violation by such Holder of any federal, state or common law rule or regulation applicable to such Holder and relating to action of or inaction by such Holder in connection with any such registration. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Republic Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such Holder.

(c)	Promptly after receipt by an indemnified party under subsection 5(a) or (b) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 5, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under subsection (a) or (b) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Under no circumstances will the indemnifying party be obligated to pay the fees and expenses of more than one law firm for all indemnified parties. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section 5.

(d)	Indemnification similar to that specified in the preceding subsections of this Section 5 (with appropriate modifications) is hereby given by Republic and each Holder of Registrable Securities with respect to any required registration or qualification of securities under any state securities or blue sky laws.

(e)	If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in subsection (a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this subsection (e) shall be deemed to include, without limitation, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (e) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this subsection (e), such indemnified party shall, if a claim for contribution in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in subsection (c) has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this subsection (e) except to the extent that the indemnifying party is actually prejudiced by the failure to give notice.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph.

If indemnification is available under Section 5, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in subsections (a) or (b), without regard to the relative fault of said indemnifying party or any other equitable consideration provided for in this paragraph. The provisions of this paragraph shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

(f)	In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, Republic and all Holders of Registrable Securities included in any Registration Statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 5) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

(g)	The indemnification obligations hereunder with respect to any Registration Statement shall terminate three (3) years after the termination of the offering of Registrable Securities covered by such Registration Statement.

Section 6. Selection of Underwriters. The Holders of Registrable Securities shall have the right to elect that the offering of Registrable Securities pursuant to a Registration Statement filed under this Agreement be in the form of an underwritten offering or a best efforts offering. If any registration hereunder is an underwritten offering or a best efforts offering, the investment banker or investment bankers and manager or managers that will administer the offering shall be selected by Republic; provided, that such investment bankers and managers must be reasonably satisfactory to the Holders of a majority of the Registrable Securities to be registered in such registration.

Section 7. Rule 144. Republic covenants to each Holder that, to the extent that Republic shall be required to do so under the Exchange Act, Republic shall (a) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and (b) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, Republic shall deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 8. Miscellaneous.
(1)	From and after the date of this Agreement, Republic will not, without the prior written consent of the Holders of a two-thirds majority of the Registrable Securities then outstanding, enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

(2)	Holders agree, and each other Holder of Registrable Securities (including Registrable Securities in any Registration Statement filed pursuant to this Agreement) will be deemed to have agreed, as follows:

(1)	if any Registrable Securities are being registered in any registration pursuant to this Agreement, the Holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, and any rules promulgated thereunder by the Commission, and, at the request of Republic, will execute and deliver to Republic and to any underwriter participating in such offering, an appropriate agreement to such effect; and

(2)	at the end of any period during which Republic is obligated to keep a Registration Statement current and effective as described herein, the Holders of Registrable Securities included in this Registration Statement shall discontinue sales thereof pursuant to such Registration Statement.

(3)	All questions concerning the construction, validity and interpretation of this Agreement and all actions, proceedings and matters arising out of this Agreement shall be governed by the internal law, and not the law of conflicts, of the state of Colorado.

(4)	All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether expressed or not.

(5)	This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein contained. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by Republic to the Holders of the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(6)	All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or sent by reputable express courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and potage prepaid, or sent by telefax, to the parties at the following address (or to such other address or to the attention of such other person as the recipient party has specified by prior like notice to the sending party):

If to Republic:
                                   Republic Resources, Inc.
                                   743 Horizon Ct., Suite 333
                                   Grand Junction, Colorado 81506-8715
                                   Tel: (970) 245-5917
                                   Telecopier No.: (970) 243-8840
                                   Attention: Patrick J. Duncan, President

With a copy to:
                                   Alan W. Peryam, Esq.
                                   1120 Lincoln Street, Suite 1000
                                   Denver, Colorado 80203
                                   Tel: (303) 866-0900
                                   Telecopier No.: (303) 866-0999

If to Holders:

                                    To the addresses set forth on Exhibit A

(7)	If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects of this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

(8)	This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

(9)	Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Republic agrees that monetary damages would not be adequate compensation for any loss incurred by reason of breach by it of the provisions of this Agreement and hereby agree to waive (to the extent permitted by law) the defense in any action for specific performance that a remedy of law would be adequate.

(10)	In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney's fees in addition to any other available remedy.

(11)	Republic agrees to remove any legends on certificates representing Registrable Securities describing transfer restrictions applicable to such securities upon the sale of such securities (i) pursuant to an effective Registration Statement under the Securities Act or (ii) in accordance with the provisions of Rule 144 under the Securities Act.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                                                REPUBLIC RESOURCES, INC.

                                                                                By: /s/ Patrick J. Duncan
                                                                                Name: Patrick J. Duncan
                                                                                Title: President

                                                                                Holders:

                                                                                As set forth on Exhibit A.

EXHIBIT A

                                                                                   Shares of
                                                                               Common Stock
                                                                              to be Issued and
                                                                              Exchange for the
Name and Address                                             Series C Preferred                          Signatures

Kayne Anderson Diversified                                                                                  By: Kayne Anderson
    Capital Partners, L.P.                                                                                              Capital Advisors, L.P.
1800 Avenue of the Stars
Floor 2                                                                                                                 By:/s/ Robert V. Sinnott
Century City, CA 90067                                             666,400                                  Robert V. Sinnott

Arbco Associates, L.P.                                                                                         By: Kayne Anderson
1800 Avenue of the Stars                                                                                           Capital Advisors, L.P.
Floor 2
Century City, CA 90067                                                                                      By:/s/ Robert V. Sinnot
                                                                                  546,720                                 Robert V. Sinnott

Kayne Anderson Non-Traditional                                                                        By: Kayne Anderson
Investments, L.P.                                                                                                       Capital Advisors, L.P.
1800 Avenue of the Stars
Floor 2                                                                                                               By:/s/ Robert V. Sinnot
Century City, CA 90067                                            615,060                               Robert V. Sinnott

Kayne Anderson Capital                                                                                    By: Kayne Anderson
Partners, L.P.                                                                                                          Capital Advisors, L.P.
1800 Avenue of the Stars
Floor 2                                                                                                              By:/s/ Robert V. Sinnot
Century City, CA 90067                                            205,020                               Robert V. Sinnott

Sandpiper & Co. fbo Metropolitan Life Ins  Co                                                 By: State Street Research &
Separate Acct EN                                                                                                   Management Company,
c/o State Street Research  &                                                                                    as Adviser
Management Company,                                                                                    By:/s/ James M.Weiss
One Financial Center                                                                                             James M. Weiss,
Boston, MA 02111                                                    888,420                              Executive Vice President

Marine Crew & Co. fbo                                                                                  By: State Street Research &
Bellsouth Master Pension Trust                                                                              Management Company,
c/o State Street Research &                                                                                   as Adviser
Management Company,                                                                                   By:/s/ James M. Weiss
as Adviser                                                                                                           James M. Weiss,
One Financial Center                                                                                           Executive Vice President
Boston, MA 02111                                                    478,380

                                                                Total       3,400,000
                                                                               =======

EXHIBIT C

743 Horizon Court, Suite 333 Grand Junction, Colorado 81506 Phone (970) 245-5917 Fax (970) 243-8840

February 11, 2002

Each Holder of Series C Redeemable Preferred Stock

Re: Exchange Agreement and Irrevocable Proxy Gentlemen:

This letter agreement ("Agreement") is intended to set forth the understandings, representations and agreements by and among Republic Resources, Inc., a Nevada corporation ("Company" or "Republic"), and each undersigned holder (a "Holder") of the Company's Series C 5% Redeemable Preferred Stock ("Series C Preferred") and is made with reference to the following agreed facts.

A. Each Holder is the record and beneficial owner of the number of shares (the "Shares") of the Company's Series C Preferred set forth on Exhibit A attached hereto. There are 99,503 shares of Series C Preferred issued and outstanding. The Company has accrued but has not paid dividends on the Series C Preferred since July 1, 2001.

B. The Company has entered into a Purchase and Sale Agreement dated January 31, 2002 (the "P&S Agreement"), pursuant to which the Company intends to sell, to Harken Energy Corporation ("Harken"), all of the Company's oil and natural gas properties in the states of Texas and Louisiana (the "Properties"). These Properties will include all of the Company's proved reserves of oil and gas and all its revenue producing assets. The Company will also sell to Harken the Company's interest in certain exploratory prospects that have not been given any initial value in the contemplated transaction but will be evaluated at the end of 2003 for payment of additional consideration in early 2004 using a "Lookback" formula as defined in the P&S Agreement. These currently unvalued exploratory assets, hereafter referred to as the "Lookback Properties," are specifically identified as Exhibit D in the P&S Agreement, and consist of certain prospects targeting the Wilcox and Yegua formations in Jackson County, Texas.

C. As payment for the Company's properties, Harken will issue at closing, up to 2,645,500 shares of its common stock ("Harken Common Stock") and has agreed to a potential Contingent Payment that will be based on an evaluation of the Lookback Properties at the end of 2003. This Contingent Payment would be made in 2004 and will be equal to 50% of the Lookback Properties value, as described and calculated in Exhibit D of the P&S Agreement (hereafter referred to as the "Contingent Payment"). A copy of the Contingent Payment Agreement is attached hereto.

D. Republic intends to obtain the consent from the holders of at least 90% of principal balance of the $2,645,500 of outstanding 11% Convertible Debentures, due April 15, 2003 ("Debentures") to accept the Harken Common Stock and 1.0 million Republic common shares in exchange for cancellation of the Debentures at the time of Closing of the P&S Agreement. None of the Harken Common Stock to be delivered at the Closing will be conveyed to the Holders of the Series C Preferred.

E. By this agreement, the undersigned Holders of the Series C Preferred are agreeing to receive at the time of closing of the P&S Agreement: (i) a total of 3,400,000 shares of newly issued Company common stock, (ii) and assignment to the Holders of all rights to the Contingent Payment in exchange (the "Exchange") for (x) surrender of all outstanding shares of Series C Preferred to Republic for cancellation, and (y) termination of the obligation of Republic to pay accrued but unpaid dividends on the Series C Preferred.

F. Closing of the P&S Agreement is conditional, among other things, upon the holders of all outstanding Series C Preferred agreeing to the terms of the P&S Agreement, and the Exchange described above.

G. The Company and each of the undersigned Holders, as set forth on Exhibit A, intend that this Agreement shall establish the terms and conditions of the agreement to exchange all outstanding shares of Series C Preferred.

FOR CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. P&S Agreement. The Company shall diligently pursue the closing of the P&S Agreement and completion of the transactions described therein (the "Closing").

2. Representations and Warranties to Holder. The Representations and Warranties of Republic as set forth in Article 3 of the P&S Agreement, shall be extended to each Holder and each Holder shall be entitled to rely upon such representations and warranties to the same extent as if the Holder was a party to the P&S Agreement. All such representations and warranties shall not survive the Closing except as provided in the P&S Agreement.

3. Exchange of Series C Preferred. At or before the Closing of the P&S Agreement, each Holder of outstanding Series C Preferred shall exchange all Series C Preferred then held, together with all other dividend rights, conversion rights, voting rights or other rights which may be applicable to the Series C Preferred, for that number of shares of Company common stock set forth on Exhibit A attached hereto and incorporated herein by reference, and for an interest in the Contingent Payment as described below (the "Exchange"). At or before the Closing of the P&S Agreement, each Holder shall deliver to the Company, for surrender and exchange, each certificate held by the Holder representing Series C Preferred. At the time of Exchange, and no later than the Closing of the P&S Agreement, the Company shall cause to be issued one certificate representing the appropriate number of shares of Company common stock for each Holder's Series C Preferred and the Series C Preferred shall be canceled. The Company hereby agrees to assign to Holders the appropriate undivided percentage interest in the rights to the future Contingent Payment from Harken as set forth in Column C of Exhibit A.

4. Effect if P&S Agreement Does Not Close.

(A) This Agreement shall be effective as to each Holder at the earlier of the following: (a) The Closing of the P&S Agreement, or (b) the date on which the Holder surrenders its Series C Preferred for the Exchange as described in this Agreement. If the P&S Agreement does not close for any reason, then this Agreement shall be terminated as to any Holder which has not surrendered its Series C Preferred by the date of termination of the P&S Agreement.

(B) If any Holder has surrendered its Series C Preferred for Exchange under this Agreement and the P&S Agreement is later terminated, this Agreement shall be effective as to such Holder. In such event, the Exchange shall be completed as to such Holder and the Company shall be obligated to pay to such Holder an amount equal to what the Holder would have received as a Contingent Payment if the P&S Agreement had been completed. Within 30 days following abandonment or termination of the P&S Agreement, the Company shall transfer or assign to each such Holder an undivided interest (equal to that shown in Column C of Exhibit A) in the Lookback Properties which will entitle the Holder to receive from the Company in 2004 a payment equivalent in all material respects to what the Holder would have been entitled to receive from Harken under the Contingent Payment Agreement (Exhibit B) had the P&S Agreement been completed.

5. Post-Transaction Limitations; Registration Obligations.

(A) Each Holder agrees not to effect any sales of the Company common stock to be issued in exchange for the Series C Preferred in a manner which does not comply with applicable registration provisions of the Securities Act of 1933. An appropriate legend reflecting this restriction may be placed on certificates representing the Company common stock to be issued in exchange for the Series C Preferred.

(B) Upon the written demand of Holders of at least 40% of the shares of Common stock issued in the Exchange, the Company shall file, at the Company's expense, a registration statement on Form S-3 or other applicable form if that Form is not available to the Company, to register for resale by Holders under the Securities Act of 1933, as amended, all the shares of Company common stock to be issued to Holders under this Agreement. Such registration statement shall be filed within 30 days of receipt of the written demand, but not earlier than June 30, 2002. The Company shall use its reasonable best efforts to have such registration declared effective by the Securities and Exchange Commission. When a registration statement is filed under this section, the Company shall have obligations, and Holders shall have rights as described in the Registration Rights Agreement which is attached as Exhibit C to this Agreement.

6. Termination of Certain Rights. Upon the completion of the Exchange, the rights and privileges of each Holder as described in the Certificate of Designation of Series C Redeemable 5% Cumulative Preferred Stock, as amended, as filed with the Secretary of State of Nevada on November 6, 2000, which designated a total of 99,503 shares of the Company's Series C Preferred and set forth the rights and privileges applicable thereto and the Amendment to the Designation, filed with the Secretary of State of Nevada on or about November 5, 2001 (the "Series C Preferred Designation") shall be terminated. Following the Exchange described in this Agreement, Holders' rights as a security holder of the Company shall be as the holder of common stock of the Company, the Company's Articles of Incorporation shall be amended to delete the Series C Preferred Designation and the Company shall have no obligation to pay accrued unpaid dividends on the Series C Preferred.

7. Irrevocable Proxy. Each undersigned Holder of the number of shares of Series C Preferred set forth on Exhibit A, by signing this Agreement hereby makes, constitutes and appoints the President of Republic Resources, Inc., or his designee, as the true and lawful attorney and proxy of the undersigned Holder, for, and in its name, place and stead, to attend any and all meetings of the stockholders of Republic Resources, Inc. and to vote any and all shares of Series C 5% Redeemable Preferred Stock of the Company standing in the name of the undersigned Holder, or any shares of common stock of Republic Resources, Inc. issued pursuant to the Exchange described in this Agreement, at any meeting of stockholders or any adjournments thereof held on or before July 1, 2002, or to sign any written consent on behalf of Holder, for the following purposes only:

(1) To vote to approve the P&S Agreement dated effective January 31, 2002 between Republic Resources, Inc. and Harken ("P&S Agreement");

(2) To approve the Amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of Company common stock from 10,000,000 shares to 30,000,000 shares;

(3) To approve, ratify and adopt any and all actions heretofore or hereafter taken by the Company and its management to implement the transactions contemplated by the P&S Agreement and this Agreement other than any amendment to the P&S Agreement or this Agreement that could reasonably be expected to be materially adverse to the undersigned Holders.

The undersigned Holder confirms that this proxy is given in connection with a reorganization of Republic Resources, Inc. and that this proxy is coupled with an interest, is binding on the Holder and its successors and assigns and is irrevocable, provided, however, that this proxy shall be deemed canceled if the parties terminate the P&S Agreement before Closing. The undersigned Holder hereby represents and warrants that the execution, delivery and performance of this Agreement has been duly authorized and is a legally binding obligation of the Holder enforceable in accordance with its terms. The Holder hereby represents and acknowledges that it is familiar with the business and financial condition of the Company and has had access to such information as it has requested to enable it to make an informed decision to acquire Company common stock in exchange for its shares of Series C Preferred Stock. The Holder hereby represents and warrants that it is an "accredited investor," as defined in Rule 501 under the Securities Act of 1933, as amended, and hereby ratifies and confirms all that the said proxy lawfully may do or cause to be done by virtue of this authorization.

8. Other Series C Preferred Holders. This Agreement shall be effective and binding upon each Holder of Series C Preferred only if holders of 100% of the outstanding Series C Preferred, as identified on Exhibit A, enter into this Agreement with the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of February 11, 2002.

                                                                            REPUBLIC RESOURCES, INC.,
                                                                            a Nevada corporation

                                                                            By:/s/ Patrick J. Duncan
                                                                            Patrick J. Duncan, President

                                                                            HOLDERS:

                                                                            (as identified and signed on Exhibit A)

EXHIBIT A

               A                                       B                           C                        D                                  E

                                                                                                           Shares of
                                                                                    % of           Common Stock
                                                                                (Series C)      to be Issued and
                                           Number of Shares           and            Exchange for the
Name and Address         of Series C Preferred    LookBack   Series C Preferred          Signatures

Kayne Anderson Diversified                                                                                                                                  By: Kayne Anderson
Capital Partners, L.P.                                                                                                                                                       Capital Advisors, L.P.
1800 Avenue of the Stars
Floor 2                                                                                                                                                                       By:/s/ Robert Sinnott
Century City, CA 90067                              19,503                              19.60%                       666,400                          Robert V. Sinnott

Arbco Associates, L.P.                                                                                                                                           By: Kayne Anderson
1800 Avenue of the Stars                                                                                                                                              Capital Advisors, L.P.
Floor 2
Century City, CA 90067                                                                                                                                          By:/s/ Robert Sinnott
                                                       16,000                              16.08%                     546,720                          Robert V. Sinnott

Kayne Anderson Non-Traditional                                                                                                                       By: Kayne Anderson
Investments, L.P.                                                                                                                                                           Capital Advisors, L.P.
1800 Avenue of the Stars
Floor 2                                                                                                                                                                      By:/s/ Robert Sinnott
Century City, CA 90067                               18,000                             18.09%                     615,060                           Robert V. Sinnott

Kayne Anderson Capital                                                                                                                                     By: Kayne Anderson
Partners, L.P.                                                                                                                                                                 Capital Advisors, L.P.
1800 Avenue of the Stars
Floor 2                                                                                                                                                                     By:/s/ Robert Sinnott
Century City, CA 90067                                 6,000                               6.03%                     205,020                       Robert V. Sinnott

Sandpiper & Co. fbo                                                                                                                                             By: State Street Research
Metropolitan Life Ins. Co                                                                                                                                            & Management
Separate Acct EN                                                                                                                                                             Company, as Adviser
c/o State Street Research &
Management Company,                                                                                                                                       By:/s/ James M. Weiss
One Financial Center                                                                                                                                                 James M. Weiss,
Boston, MA 02111                                       26,000                             26.13%                     888,420                       Executive Vice President

Marine Crew & Co. fbo                                                                                                                                        By: State Street Research
Bellsouth Master Pension Trust                                                                                                                               & Management
c/o State Street Research &                                                                                                                                        Company, as Adviser
    Management Company,
    as Adviser                                                                                                                                                          By:/s/ James M. Weiss
One Financial Center                                                                                                                                                  James M. Weiss
Boston, MA 02111                                      14,000                             14.07%                      478,380                        Executive Vice President
                                     Total             99,503                          100.00%                    3,400,000
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